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                                                                    EXHIBIT 1(b)

                                    TRW INC.
                             UNDERWRITING AGREEMENT
                                (DEBT SECURITIES)



                                                              New York, New York
[Names of Representatives], as
  Representatives of the
  Underwriters named in Schedule II hereto
  As of ___________, ____

Dear Sirs:

         TRW Inc., an Ohio corporation (the "Company"), proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), the principal amount of its securities identified in Schedule I hereto (the "Debt Securities"), to be issued under an indenture, dated as of May 1, 1986 (the "Indenture"), and supplemented by a First Supplemental Indenture, dated as of August 24, 1989, between the Company and The Chase Manhattan Bank, as successor trustee (the "Trustee"). The Debt Securities are also referred to as the "Purchased Securities." If the firm or firms listed in Schedule II hereto include only the firm or firms listed above, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

         1. Representations and Warranties. The Company represents and warrants to, and agrees with, you as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (c) hereof.

                  (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933 (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") one or more registration statements on such Form (File Number[s]: 333-______[ and 333-____]), including a basic prospectus relating to such registration statement(s), which have become effective, for the registration under the Act of offers and sales of [describe securities covered by Form S-3] (the "Securities"), including the Debt Securities, producing aggregate proceeds of up to $_________. Such registration statement(s), as amended at the date of this Agreement, meet the requirements set forth in Rule 415(a)(1)(ix) or (x) and comply in all other material respects with said Rule. [The Company has filed with the Commission pursuant to Rule 424, a preliminary supplement to the form of prospectus included in such registration statement(s) relating to the Debt Securities and the plan of distribution thereof (the "Preliminary Prospectus Supplement").] In connection with the sale of Debt Securities, the Company proposes to file with the Commission pursuant to Rule 424 a [further] supplement specifying the interest rates, maturity dates and, if appropriate, other terms of the Debt Securities sold pursuant hereto [and the plan of distribution] (the "Prospectus Supplement" and, together with the Preliminary Prospectus Supplement and the Basic Prospectus, the "Prospectus").



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         Upon the request of the Representatives, but not without the agreement of the Representatives, the Company will also file a Rule 462(b) Registration Statement in accordance with Rule 462(b) ("Rule 462(b)") under the Act.

                  (b) As of the Execution Time, on the Effective Date, when any supplement to the Prospectus is filed with the Commission and at the date of delivery by the Company of any Debt Securities sold hereunder (a "Closing Date"), (i) the Registration Statement and any Rule 462(b) Registration Statement, as amended as of any such time, and the Prospectus, as supplemented as of any such time, and the Indenture will comply in all material respects with the applicable requirements of the Act, and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the respective rules and regulations thereunder;
         (ii) the Registration Statement and any Rule 462(b) Registration Statement, as amended as of any such time, did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and (iii) the Prospectus, as supplemented as of any such time, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any of you specifically for use in the Registration Statement or the Prospectus (or any supplement thereto).

                  (c) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the form of basic prospectus relating to the Securities contained in the Registration Statement at the Effective Date. "Prospectus" shall mean the Basic Prospectus as supplemented by the Prospectus Supplement. "Registration Statement" shall mean the registration statement(s) No[s]. 333-______[and 33-_____], including incorporated documents, exhibits and financial statements, as amended at the Execution Time. "Rule 415", "Rule 424" and "Rule 462(b)" refer to such rules under the Act. Any reference herein to the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange of Act of 1934 (the "Exchange Act") on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be, incorporated therein by reference. "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed


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         pursuant to Rule 462(b) relating to the offering of the Debt Securities covered by the Registration Statement.

                  (d) Due Incorporation and Qualification. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Ohio with corporate power and authority to own, lease and operate its properties and to conduct the business being conducted by it as described in the Prospectus; and the Company is duly qualified as a foreign corporation to transact business in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the financial condition or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and the Company is in good standing in the State of California and the Commonwealth of Virginia.

                  (e) Incorporated Documents. The documents incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder and, when read together and with the other information in the Prospectus, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were or are made, not misleading.

                  (f) Financial Statements. The financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as at the dates indicated and the consolidated results of their operations for the periods specified; and except as stated therein, said financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis.

                  (g) Legal Proceedings; Contracts. Except as may be set forth in the Prospectus, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, against or affecting, the Company or any of its subsidiaries, which might, in the opinion of the Company, result in any material adverse change in the financial position of the Company and its subsidiaries taken as a whole, or might materially and adversely affect the assets of the Company and its subsidiaries taken as a whole; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the Act or by the rules and regulations thereunder which have not been so filed.

                  (h) Authorization and Validity of the Debt Securities. The Debt Securities have been duly authorized for issuance and sale pursuant to this Agreement and, when issued, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture against payment of the consideration therefor specified in the Prospectus, the Debt Securities will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, or other laws relating to or affecting enforcement of creditors' rights or by general equity principles, and except further as enforcement thereof may be limited by (i) requirements that a claim with respect to any Debt Securities


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         denominated other than in United States dollars (or a foreign currency or currency unit judgment in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (ii) governmental authority to limit, delay or prohibit the making of payments in a foreign currency or currency units or payments outside the United States; the Debt Securities and the Indenture will be substantially in the form heretofore delivered to the Underwriters and conform in all material respects to all statements relating thereto contained in the Prospectus; and the Debt Securities will be entitled to the benefits provided by the Indenture.

         2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in
Schedule I hereto the principal amount of the Purchased Securities set forth opposite such Underwriter's name in Schedule II hereto, except that, if Schedule I hereto provides for the sale of Purchased Securities pursuant to delayed delivery arrangements, the respective principal amounts of Purchased Securities to be purchased by the Underwriters shall be as set forth in Schedule II hereto, less the respective amounts of Contract Securities determined as provided below. Purchased Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Purchased Securities to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein called "Contract Securities".

         If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase Purchased Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"), substantially in the form of Schedule III hereto but with such changes therein as the Company may authorize or approve. The Underwriters will use their reasonable best efforts to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the Closing Date, the percentage set forth in Schedule I hereto of the principal amount of the Purchased Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company will make Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Schedule I hereto and the aggregate principal amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Purchased Securities to be purchased by each Underwriter as set forth in Schedule II hereto shall be reduced by an amount which shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of Purchased Securities set forth opposite the name of such Underwriter bears to the aggregate principal amount set forth in Schedule II hereto, except to the extent that you and the Company agree that such reduction shall be otherwise than in such proportion; provided, however, that the total principal amount of Purchased Securities to be purchased by all Underwriters shall be the aggregate principal amount set forth in Schedule II hereto, less the aggregate principal amount of Contract Securities.

         3. Delivery and Payment. Delivery of and payment for the Underwriters' Securities shall be made at the office, on the date and at the time specified in
Schedule I hereto, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 8 hereof


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(such date and time of delivery and payment for the Underwriters' Securities being herein called the "Closing Date"). Delivery of the Underwriters' Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by certified or official bank check or checks payable in federal or other funds immediately available in New York City by wire transfer to an account designated by the Company. Certificates for the Underwriters' Securities shall be registered in such names and in such denominations as the Representatives may request not less than three full business days in advance of the Closing Date.

         The Company agrees to have the Underwriters' Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date or such other time and place as may be agreed by the Company and the Representatives.

         4. Agreements. The Company agrees with the several Underwriters that:

                  (a) Prior to the completion of the distribution of the Purchased Securities, the Company will not file any amendment of the Registration Statement or supplement to the Basic Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company will cause the Prospectus Supplement to be filed with the Commission pursuant to the applicable paragraph of Rule 424 within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. Upon the request of the Representatives, the Company will cause the Rule 462(b) Registration Statement, properly completed, to be filed with the Commission pursuant to Rule 462(b) and will provide evidence satisfactory to the Representatives of such filing. The Company will promptly advise the Representatives (i) when the Prospectus shall have been filed with the Commission pursuant to Rule 424, (ii) when any Rule 462(b) Registration Statement or any amendment to the Registration Statement relating to the Securities shall have become effective, (iii) of any request by the Commission for any amendment of the Registration Statement, any Rule 462(b) Registration Statement or amendment of or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Act or the rules thereunder, the Company promptly will prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.



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                  (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and each amendment thereto which shall become effective on or prior to the Closing Date and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Prospectus and the Prospectus and any amendments thereof and supplements thereto, as the Representatives may reasonably request. The Company will pay the expenses of printing all documents relating to the offering.

                  (e) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may reasonably designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will arrange for the determination of the legality of the Securities for purchase by institutional investors.

                  (f) Until the business day following the Closing Date, the Company will not, without the consent of the Representatives, offer or sell, or announce the offering of, any debt securities covered by the Registration Statement or any other registration statement filed under the Act.

         5. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwriters' Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof, as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the Closing Date (including the filing of any document incorporated by reference therein) and as of the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                  (a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened; and the Prospectus shall have been filed or mailed for filing with the Commission not later than 5:00 P.M. New York City time on the business day following the date hereof.

                  (b) The Company shall have furnished to the Representatives the opinion of the General Counsel or an Assistant General Counsel of the Company, dated the Closing Date to the effect that:

                           (i) the Company is a corporation duly organized,
                  validly existing and in good standing under the laws of the State of Ohio with full corporate power and authority to own its properties and conduct the business now being conducted by it, as described in the Prospectus, and is duly qualified to do business as a foreign corporation in each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business;



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                           (ii) the Company's authorized equity capitalization
                  is as set forth in the Prospectus and the Securities conform to the description thereof contained in the Prospectus;

                           (iii) the Indenture has been duly authorized,
                  executed and delivered by or on behalf of the Company, has been duly qualified under the Trust Indenture Act and, assuming the Indenture has been duly authorized, executed and delivered by the Trustee, constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms except as the enforcement of remedies may be (i) limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws or proceedings affecting the enforcement of creditors' rights generally from time to time in effect or (ii) subject to the effect of general principles of equity whether applied by a court of law or equity; and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of the Underwriters' Securities, or by the purchasers thereof pursuant to Delayed Delivery Contracts, in the case of any Contract Securities, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture except as the enforcement of remedies may be limited by (i) applicable bankruptcy, reorganization, insolvency, moratorium or other laws or proceedings affecting the enforcement of creditors' rights generally from time to time in effect or (ii) subject to the effect of general principles of equity whether applied by a court of law or equity;

                           (iv) to the knowledge of such counsel, there is no
                  pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters;

                           (v) the Registration Statement has become effective
                  under the Act; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement, as amended, has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement, the Prospectus and each amendment thereof or supplement thereto as of their respective effective or issue dates (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) complied as to form in all material respects with the applicable requirements of the Act and the rules thereunder; the documents filed by the Company under the Exchange Act and incorporated by reference into the Registration Statement as of their respective filing dates (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) complied as to form in all material respects with the applicable requirements of the Exchange Act and the rules thereunder; and such counsel has no reason to believe that the Registration Statement, or any amendment thereof, at the Effective Date or at the



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                  Execution Time and, as amended, at the date of this Agreement, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as amended or supplemented, includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that such counsel need express no opinion as to (A) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee, (B) the financial statements and other financial and statistical information contained in the Registration
                  Statement or Prospectus or (C) the information contained in or omitted from the Registration Statement or any amendment thereof or the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation of the Registration Statement or any amendment thereof or the Prospectus or any amendment thereof or supplement thereto;

                           (vi) this Agreement and any Delayed Delivery
                  Contracts have been duly authorized, executed and delivered by the Company;

                           (vii) no consent, approval, authorization or order of
                  any court or governmental agency or body is required for the consummation of the transactions contemplated herein or in any Delayed Delivery Contracts, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Purchased Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

                           (viii) neither the issue and sale of the Securities,
                  nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof or of any Delayed Delivery Contracts will conflict with, result in a breach of, or constitute a default under the Amended Articles of Incorporation or Regulations of the Company or the terms of any indenture, other agreement or instrument known to such counsel and to which the Company is a party or bound, or any order or regulation known to such counsel to be applicable to the Company of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company; and

                           (ix) to the best knowledge of such counsel, no
                  holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Ohio or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters; (B) as to matters relating to that portion of the Company that constituted BDM International, Inc. ("BDM") prior to its purchase by the Company, upon the opinion of other counsel who have represented BDM or on certificates of


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         individuals who had been officers of BDM prior to its purchase by the
         Company; and (C) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials.

                  (c) The Representatives shall have received from Cravath, Swaine & Moore, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, any Delayed Delivery Contracts, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                  (d) The Company shall have furnished to the Representatives a certificate of the Company, signed by two executive officers of the Company, one of whom shall be the principal financial officer, treasurer or controller of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that:

                           (i) the representations and warranties of the Company
                  in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) no stop order suspending the effectiveness of
                  the Registration Statement, as amended, has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                           (iii) since the date of the most recent financial
                  statements included in the Prospectus, there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus.

                  (e) At the Closing Date, Ernst & Young LLP shall have furnished to the Representatives a letter or letters (which may refer to letters previously delivered to one or more of the Representatives), dated as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

                           (i) in their opinion the audited financial statements
                  and financial statement schedules included or incorporated in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;



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                           (ii) on the basis of a reading of the latest
                  unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and executive committees of the Company; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent financial statements incorporated in the Registration Statement, as amended, and the Prospectus, as amended or supplemented, nothing came to their attention which caused them to believe that:

                                    (1) any unaudited financial statements
                           included or incorporated in the Registration
                           Statement and the Prospectus do not comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Prospectus;

                                    (2) with respect to the period subsequent to
                           the date of the most recent financial statements incorporated in the Registration Statement and the Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or capital stock of the Company or decreases in the shareholders' investment of the Company as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Prospectus, or for the period from the date of the most recent financial statements incorporated in the Registration Statement and the Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in net sales and other income, in earnings from continuing operations before income taxes or in total or per share amounts (primary and fully diluted) of earnings from continuing operations or net earnings, of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

                                    (3) the amounts included in any unaudited
                           "capsule" information included or incorporated in the Registration Statement and the Prospectus do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated in the Registration Statement and the Prospectus; and

                           (iii) they have performed certain other specified
                  procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Registration Statement, as amended, and the Prospectus, as amended or supplemented, and in Exhibit 12 to the Registration Statement, including the information included or incorporated in Item 1 (excluding information relating to backlog) and Items 6 and 7 of the Company's Annual Report on Form 10-K incorporated therein, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

                           (iv) if pro forma financial information is included
                  or incorporated in the Registration Statement and the Prospectus, on the basis of a reading of the unaudited pro forma financial information, carrying out certain specified procedures, inquiries of certain officials of the Company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial information, nothing came to their attention which caused them to believe that the pro forma financial information does not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

                  References to the Registration Statement and the Prospectus in this paragraph (e) are to such documents as amended and supplemented at the date of the letter.

                  In addition, except as provided in Schedule I hereto, at the time this Agreement is executed, Ernst & Young LLP shall have furnished to the Representatives a letter or letters, dated the date of this Agreement, in form and substance satisfactory to the Representatives, to the effect set forth above.

                  (f) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 5 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries, taken as a whole, the effect of which in any case referred to in clause (i) or (ii) above, is, in the judgment of [the lead Representative], so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Purchased Securities as contemplated by the Registration Statement and the Prospectus.

                  (g) Subsequent to the execution of this Agreement, the rating assigned by any nationally recognized securities rating agency to any debt securities of the Company as of the date of this Agreement shall not have been lowered nor shall any such rating agency have publicly announced that it has placed any debt securities of the Company on what is commonly termed a "watch list" for possible downgrading.

                  (h) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  (i) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

         If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and their counsel, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

         6. Reimbursement of Underwriters' Expenses. If the sale of the Purchased Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities but the Company shall be under no further liability to the Underwriters with respect to such Securities except as provided in
Section 7 hereof.

         7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several (including amounts paid in settlement of any litigation if such settlement is effected with the written consent of the Company), to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation thereof, and (ii) such indemnity with respect to the Basic Prospectus or any Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Prospectus (as amended or supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in the Prospectus was corrected in the Prospectus (as amended or supplemented). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

         (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party, under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party, otherwise than under this Section 7. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party, or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Representatives in the case of paragraph (a) of this Section 7, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

         (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under paragraphs (a) or (b) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Purchased Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other in connection with the offering of the Purchased Securities shall be deemed to be in the same proportion as the total net proceeds from the offering of such Purchased Securities (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters in respect thereof. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Purchased Securities underwritten and distributed to the public by such Underwriter were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several, in proportion to the respective principal amounts of Purchased Securities purchased by each of such Underwriters, and not joint.

         8. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Purchased Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Purchased Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Purchased Securities set forth opposite their names of all the remaining Underwriters) the Purchased Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Purchased Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Purchased Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Purchased Securities, and if such nondefaulting Underwriters do not purchase all the Purchased Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this
Section 8, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effective. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

         9. Termination. (a) This Agreement may be terminated for any reason, at any time by either the Company with respect to any Underwriter or any Underwriter with respect to itself, upon the giving of thirty (30) days' written notice of such termination to each other party hereto.

                  (b) An Underwriter may terminate this Agreement, immediately upon notice to the Company, at any time prior to the Closing Date (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries, shall have occurred the effect of which is, in the judgment of [the lead Representative], so material and adverse to the Company and its subsidiaries taken as a whole as to make it impractical or inadvisable to proceed with the delivery of such Debt Securities or
         (ii) if there shall have occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other national or international calamity or crisis, the effect of which shall be such as to make it, in the judgment of [the lead Representative] impracticable to market the Debt Securities or enforce contracts for the sale of the Debt Securities, or (iii) if trading in any securities of the Company shall have been suspended by the Commission or a national securities exchange, or if trading generally on either the American Stock Exchange or the New York Stock Exchange shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium shall have been declared by either Federal or New York authorities or if a banking moratorium shall have been declared by the relevant authorities in the country or countries of origin of any foreign currency or currencies in which the Debt Securities are denominated or payable, or (iv) if the rating assigned by any nationally recognized securities rating agency to any debt securities of the Company as of the date of this Agreement shall have been lowered since that date or if any such rating agency shall have publicly announced that it has placed any debt securities of the Company on what is commonly termed a "watch list" for possible downgrading, or (v) if there shall have come to the attention of such Underwriter any facts that would cause you to believe that the Prospectus, at the time it was required to be delivered to a purchaser of Debt Securities, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time of such delivery, not misleading.

                  (c) In the event of any termination pursuant to paragraph (a), neither party will have any liability to the other party hereto, except that (i) each Underwriter shall be entitled to any commissions earned in accordance with this Agreement, (ii) if at the time of termination (a) you shall own any Debt Securities purchased pursuant to this Agreement with the intention of reselling them or (b) an offer to purchase any of the Debt Securities has been accepted by the Company but the time of delivery to the purchaser or his agent of the Debt Securities relating thereto has not occurred, the covenants set forth in Section 4 hereof shall remain in effect until such Debt Securities are so resold or delivered, as the case may be, and (iii) the provisions of Section 4(d) hereof, the indemnity and contribution agreements set forth in Section 7 hereof and the provisions of Sections 10 and 12 hereof shall remain in effect.

         10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Purchased Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

         11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telecopied (with confirmation of receipt) to them, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telecopied (with confirmation of receipt) to it at 1900 Richmond Road, Cleveland, Ohio 44124, attention of the Secretary (facsimile number (216) 291-7070).

         12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

         13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                       Very truly yours,

                                       TRW Inc.



                                       By:
                                          --------------------------------------
                                             [Title]

The foregoing Agreement is hereby confirmed and accepted as of the date specified in
Schedule I hereto.

[Representatives]



For themselves and the other several
Underwriters named in Schedule II to the foregoing Agreement.

                                                                      SCHEDULE I

Underwriting Agreement dated

Registration Statement No. 333-______

Representative(s):

Title, Purchase Price, Currency and Description of Debt Securities:
         Title:
         Principal amount and currency:
         Purchase price and currency (include accrued
               interest or amortization, if applicable):
         Offering price and currency (include accrued interest or amortization, if applicable):

Sinking fund provisions:

Redemption provisions:

Other provisions:

Description of Warrants:
         Title of Warrant Agreement:
         Warrant Agent: Warrant exercise price, currency and date:
         Principal amount and currency of Warrant Securities issuable upon exercise of one Warrant:
         Date after which Warrants may be exercised:
         Expiration date:
         Detachable date:

Description of Warrant Securities:
         Title:
         Principal amount and currency:
         Purchase price and currency:
         Sinking fund provisions:
         Redemption provisions:
         Other provisions:

Closing Date, Time and Location:

Delayed Delivery Arrangements:

Fee:
Minimum principal amount of each contract:

Maximum aggregate principal amount of all contracts:


Modification of items to be covered by the letter from Ernst & Young LLP delivered pursuant to Section 5(e) at the time this Agreement is executed:

                                                                     SCHEDULE II



                                                            PRINCIPAL AMOUNT
                                                            OF SECURITIES TO
UNDERWRITERS                                                  BE PURCHASED
--------------------------------------------------------------------------


                                                                 --------
         Total

                                                                 ========

                                                                    SCHEDULE III

                            DELAYED DELIVERY CONTRACT


                                                                            , 19
[Insert name and address
  of lead Representative]

Dear Sirs:

         The undersigned hereby agrees to purchase from TRW Inc. (the "Company"), and the Company agrees to sell to the undersigned, on _________, ____, (the "Delivery Date"), [specified currency and amount] principal amount of the Company's ___________ (the "Securities") offered by the Company's Basic Prospectus dated _________, ____, and related Prospectus Supplement dated _________, ____, receipt of a copy of which is hereby acknowledged, at a purchase price of ____% of the principal amount thereof, plus accrued if any, thereon from _________, ____, to the date of payment and delivery, and on the further terms and conditions set forth in this contract.

         Payment for the Securities to be purchased by the undersigned shall be made on or before 11:00 AM on the Delivery Date to or upon the order of the Company in federal or other funds immediately available in New York City, at your office or at such other place as shall be agreed between the Company and the undersigned, upon delivery to the undersigned of the Securities in definitive fully registered form and in such authorized denominations and registered in such names as the undersigned may request by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date. If no request is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount of Securities to be purchased by the undersigned on the Delivery Date.

         The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date, and the obligation of the Company to sell and deliver Securities on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that (1) the purchase of Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and (2) the Company, on or before the Delivery Date, shall have sold to certain underwriters (the "Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Basic Prospectus and Prospectus Supplement mentioned above. Promptly after completion of such sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the Securities, and the obligation of the Company to cause the Securities to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the Securities pursuant to other contracts similar to this contract.

         This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

         It is understood that acceptance of this contract and other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first come, first served basis. If this contract is acceptable to the Company, it is required that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.

         This agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                   Very truly yours,

                                   (Name of Purchaser)


                                   By
                                     ------------------------------------------

                                   (Signature and Title of Officer)

                                   (Address)

Accepted:

TRW Inc.


By
  -----------------------------------
(Authorized Signature)



                                       23